UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 1, 2017

Vitamin Shoppe, Inc. (Exact name of registrant as specified in its charter)

Delaware	11-3664322
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification No.)
001-34507
(Commission File Number)
300 Harmon Meadow Blvd.
Secaucus, New Jersey 07094
(Addresses of Principal Executive Offices, including Zip Code)
(201) 868-5959
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02    RESULTS OF OPERATIONS & FINANCIAL CONDITIONS
On March 1, 2017, Vitamin Shoppe, Inc. issued a press release containing its preliminary unaudited financial results for its fiscal fourth quarter and fiscal year ended December 31, 2016. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7.01    REGULATION FD DISCLOSURE
On March 1, 2017, the Company posted an investor presentation to its website at http://vitaminshoppe.investorroom.com/home.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit No.

99.1	Earnings release issued by Vitamin Shoppe, Inc., dated March 1, 2017.

The information in this Item 2.02, 7.01 and 9.01 of this Current Report on Form 8-K, including the attached exhibit, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be set forth by specific reference in such filing.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vitamin Shoppe, Inc.

Date: March 1, 2017	By:	/s/ Brenda Galgano
		Name:	Brenda Galgano
		Title:	EVP and Chief Financial Officer